CAN SLIM® Select Growth Fund

Supplement dated August 18, 2009 to
Prospectus dated July 31, 2009

Effective August 15, 2009, NorthCoast Asset Management, the Advisor to the CAN SLIM® Select Growth Fund, is located at the following address: 6 Glenville Street, Greenwich, Connecticut  06831-3638.

All references to the Advisor’s previous address should be replaced with the new address above.

Please retain this Supplement with the Prospectus.
The date of this Supplement is August 18, 2009.